Exhibit 10.1

AMENDMENT NO. 1 TO
EMPLOYMENT AGREEMENT
This Amendment No. 1 (this “Amendment”), dated as of October 25, 2013, is made by and between Associated Materials LLC (the “Company”) and David S. Nagle (“Executive”).
WHEREAS, the Company and Executive are parties to that certain Employment Agreement, dated as of February 9, 2012 (the “Employment Agreement”); and
WHEREAS, the Company and Executive hereby desire to amend the Employment Agreement as set forth herein effective as of November 1. 2013 (the “Effective Date”).
NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the Company and Executive hereby agree as follows:

1.
Amendment to Section 1. The first sentence of Section 1 of the Employment Agreement is hereby amended by deleting the reference to “President, AMI Distribution” and replacing it with “Chief Operations Officer, AMI Distribution.”

2.	Amendment to Section 4(a). Section 4(a) of the Employment Agreement is hereby deleted in its entirety and replaced with the following new Section 4(a):
“Salary. As compensation for his services hereunder and in consideration of Executive’s other agreements hereunder, during the Employment Term, the Company shall pay Executive a base salary, payable in equal installments in accordance with the Company’s payroll procedures, at an annual rate of $300,000, subject to annual review by the Board (or its compensation committee) which may increase, but not decrease, Executive’s base salary.”

3.	Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

4.	Ratification. All other provisions of the Employment Agreement remain unchanged and are hereby ratified by the Company and Executive.

5.	Effectiveness of Amendment. This Amendment shall become effective upon the Effective Date.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.
ASSOCIATED MATERIALS LLC

By:	/s/ James T. Kenyon
	Name:	James T. Kenyon
	Title:	Senior Vice President of Human Resources
EXECUTIVE

By:	/s/ David S. Nagle
David S. Nagle

-Signature Page to Amendment No. 1 to Employment Agreement-